                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:    April 18, 2001
                   --------------


United Community Financial Corp.
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(Exact name of registrant as specified in its charter)

            Ohio                        0-24399              34-1856319
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(State or other jurisdiction          (Commission          (IRS Employer of
        incorporation)                 File Number)      Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                             44503-1203
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (330) 742-0500
                                                   -----------------------------


                       Not Applicable
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(Former name or former address, if changes since last report.)


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                        UNITED COMMUNITY FINANCIAL CORP.

                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE

                                                                Patrick A. Kelly
                                                         Chief Financial Officer
                                                        (330) 742-0500, Ext. 592


                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                         EARNINGS FOR FIRST QUARTER 2001

YOUNGSTOWN, Ohio (April 18, 2001) - United Community Financial Corp. (Nasdaq:
UCFC) today announced its financial results for the first quarter of 2001. United Community is the holding company of The Home Savings and Loan Co. and Butler Wick Corp.

For the three month period ended March 31, 2001, United Community reported net income of $3.2 million, or $0.10 per diluted share, compared to net income of $3.1 million, or $0.09 per diluted share, for the same three month period in 2000. United Community's net interest income increased $561,000 and noninterest expense declined $1.7 million, which were partially offset by a $1.5 million decrease in noninterest income. The decline in noninterest income is primarily due to lower commissions earned at Butler Wick. The reduced trading volume at Butler Wick was also the principal factor in the lower level of compensation expense which caused the decline in noninterest expense.

United Community's return on average assets and return on average equity were 0.98% and 4.89%, respectively, for the first quarter of 2001. The return on average assets and return on average equity were 1.00% and 4.81%, respectively, for the first quarter of 2000.

Total shareholders' equity decreased $4.3 million, or 1.7%, to $257.6 million at March 31, 2001 from $261.9 million at December 31, 2000. The decrease was primarily due to the quarterly dividend payment and treasury stock purchases, offset by earnings for the quarter. Book value as of March 31, 2001 was $7.64 per share.

Total assets increased $56.6 million, or 4.4%, from December 31, 2000 to March 31, 2001, primarily as a result of increases in cash and cash equivalents and loans of $26.0 million and $50.7 million, respectively. These increases were funded by increased deposits of $39.3 million and other borrowed funds of $24.2 million.

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Net loans increased $50.7 million, or 5.8%, from December 31, 2000 to March 31,
2001 due to increases of $15.9 million in gross mortgage loans, $861,000 in gross commercial loans, $22.3 million in gross construction loans and $6.0 million in gross consumer loans. These increases were due to a continual effort to increase loans in both United Community's traditional market and new markets such as Canton, Stow and Cleveland.

Deposits increased $39.3 million, or 4.4%, from December 31, 2000 to March 31, 2001, primarily due to a $33.5 million increase in certificates of deposit, primarily due to Home Savings providing competitive interest rates.

"We are pleased by the earnings for the first quarter of 2001, as well as the continued growth in loans and deposits," said Douglas M. McKay, chairman and chief executive officer of United Community. "We are looking forward to our previously announced acquisition of Industrial Bancorp, which will give us additional growth opportunities in new markets and allow us to begin offering our variety of products and services to Industrial's customers."

Home Savings and Butler Wick are wholly owned subsidiaries of United Community Financial Corp. Home Savings operates 17 full service banking offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio and 4 loan production offices in the Cleveland, Canton, Stow and Mentor areas. Butler Wick has 11 full service offices and one trust office located throughout Northeastern Ohio and Western Pennsylvania. Additional information on United Community, Home Savings and Butler Wick may be found on United Community's web site: www.ucfconline.com.
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                                       ###


This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements regarding continued implementation of United Community's strategic plan and anticipated earnings for the year are forward-looking in nature. These statements are subject to risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Such risks include, among other factors, the acceptance of new products in the marketplace and the success of finding additional opportunities for product and geographic expansion. For a more complete list of risk factors, read United Community's Form 10K filed with the Securities and Exchange Commission.



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                              UNITED COMMUNITY FINANCIAL CORP.

                                                                                     As of                As of
                                                                                 March 31, 2001    December 31, 2000
                                                                                 --------------    -----------------
                                                                                (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:


ASSETS
     Cash and cash equivalents                                                       $    71,977    $    45,972
     Mortgage-backed securities                                                          198,392        199,415
     Investment securities                                                                86,264        105,254
     Federal Home Loan Bank stock                                                         14,039         13,793
     Net loans receivable:
         Loans held for investment                                                       929,744        879,356
         Loans held for sale                                                               4,520          3,850
         Allowance for loan losses                                                        (6,865)        (6,553)
     Real estate owned                                                                       349            359
     Other assets                                                                         58,338         58,753
                                                                                     -----------    -----------
             Total assets                                                            $ 1,356,758    $ 1,300,199
                                                                                     ===========    ===========

LIABILITIES
     Deposits                                                                        $   939,693    $   900,413
     Other borrowed funds                                                                138,516        114,317
     Other liabilities                                                                    20,998         23,570
                                                                                     -----------    -----------
             Total liabilities                                                         1,099,207      1,038,300

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at March 31, 2001                                                                 -              -
         Common stock-no par value; 499,000,000 shares authorized; 37,799,309
             shares issued and 36,290,809 and 37,800,497 outstanding, respectively       136,989        136,967
         Retained earnings                                                               155,706        155,026
         Other comprehensive income (loss)                                                 1,009            (98)
         Unearned compensation                                                           (25,795)       (26,674)
         Treasury stock, at cost; 1,508,500 and 483,500 shares, respectively             (10,358)        (3,322)
                                                                                     -----------    -----------
             Total shareholders' equity                                                  257,551        261,899

                                                                                     -----------    -----------
             Total liabilities and shareholders' equity                              $ 1,356,758    $ 1,300,199
                                                                                     ===========    ===========

     Book value per share                                                            $      7.64    $      7.77
     Dividends paid per share                                                        $     0.075    $     0.075

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
                                                Three Months Ended  Three Months Ended  Three Months Ended
                                                      March 31,         December 31,        March 31,
                                                        2001               2000               2000
                                                      --------           --------           --------
                                                           (In thousands, except per share data)
SELECTED EARNINGS DATA (UNAUDITED):


     Interest income                                  $ 24,038           $ 24,087           $ 21,879
     Interest expense                                   11,681             12,207             10,083
                                                      --------           --------           --------
     Net interest income                                12,357             11,880             11,796

     Provision for loan losses                             330                150                  -
     Noninterest income:
         Commissions                                     3,591              3,645              5,384
         Service fees and other charges                  1,919              1,563              1,255
         Underwriting and investment banking                63                320                 21
         Net gains (losses)
             Securities                                    (74)               166                381
             Other                                          16                 (7)                 2
         Other income                                      273                241                212
                                                      --------           --------           --------
             Total noninterest income                    5,788              5,928              7,255

     Noninterest expense

         Salaries and employee benefits                  7,864              8,611              9,628
         Occupancy                                         573                553                456
         Equipment and data processing                   1,619              1,585              1,300
         Other noninterest expense                       2,723              3,150              3,057
                                                      --------           --------           --------
             Total noninterest expense                  12,779             13,899             14,441

     Income before taxes                                 5,036              3,759              4,610
     Income taxes                                        1,834              1,306              1,508
                                                      --------           --------           --------
     Net income                                       $  3,202           $  2,453           $  3,102
                                                      ========           ========           ========


     Basic earnings per share                         $   0.10           $   0.08           $   0.09
     Diluted earnings per share                       $   0.10           $   0.08           $   0.09

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
                                                                         Three Months Ended  Three Months Ended  Three Months Ended
                                                                              March 31,         December 31,        September 30,
                                                                                2001                2000                 2000
                                                                         ------------------  ------------------  ------------------
                                                                                           (Dollars in thousands)

AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA (UNAUDITED):


     Net loans held for investment (including allowance for loan losses      $   890,813         $   851,889         $   800,785
         of $6,865, $6,553 and $6,461, respectively)
     Net loans held for sale                                                       4,914               4,223               3,908
     Mortgage-backed securities                                                  197,933             211,030             222,108
     Investment securities                                                        96,088             111,578             141,482
     Margin accounts                                                              32,874              42,273              43,702
     Other interest-earning assets                                                45,586              38,876              20,630
     Total interest-earning assets                                             1,268,208           1,259,869           1,232,615
     Total assets                                                              1,308,752           1,300,516           1,275,354
     Certificates of deposit                                                     553,389             506,886             471,751
     Checking, demand and savings accounts                                       344,909             346,319             358,298
     Other interest bearing liabilities                                          104,430             141,943             139,447
     Total interest-bearing deposits                                           1,002,728             995,148             969,496
     Total noninterest-bearing liabilities                                        43,902              42,793              45,401
     Total liabilities                                                         1,046,648           1,037,941           1,014,897
     Shareholders' equity                                                        262,104             262,575             260,457
     Common shares outstanding for basic EPS calculation                      32,671,313          33,130,228          33,252,174
     Common shares outstanding for diluted EPS calculation                    32,814,872          33,187,843          34,093,040


SUPPLEMENTAL LOAN DATA:

     Loans originated                                                        $   113,590         $    80,835         $    92,587
     Loans purchased                                                                 900               4,409               3,262
     Loans sold                                                                    1,305                   -                   -
     Loan chargeoffs                                                                  99                  87                  16
     Recoveries on loans                                                              81                  28                   4





                                                                               As of               As of               As of
                                                                           March 31, 2001    December 31, 2000   September 30, 2000
                                                                           --------------    -----------------   ------------------
                                                                                           (Dollars in thousands)

SUPPLEMENTAL DATA:

     Nonaccrual loans                                                        $     5,578         $     9,458         $     3,409
     Restructured loans                                                              206                 208                 212
     Other real estate owned                                                         349                 359                 307
     Total nonperforming assets                                                    6,133              10,025               3,928
     Loans serviced for others                                                     4,780               4,906               5,015
     Number of full time equivalent employees                                        591                 573                 566
     Mortgage-backed securities available for sale                                97,741              91,731              99,097
     Mortgage-backed securities held to maturity                                 100,651             107,684             117,847
     Investment securities trading                                                 5,968               5,933               5,813
     Investment securities available for sale                                     79,415              98,445             113,010
     Investment securities held to maturity                                          881                 876                 875
     Federal home loan bank stock                                                 14,039              13,793              13,538
     Fair value of held to maturity securities                                   103,639             109,129             116,930



REGULATORY CAPITAL DATA:

     Regulatory tangible capital                                             $   178,896         $   175,340         $   159,552
     Tangible capital ratio                                                        14.05               14.51               13.50
     Regulatory core capital                                                     178,896             175,340             159,552
     Core capital ratio                                                            14.05               14.51               13.50
     Regulatory total capital                                                    185,330             181,460             165,954
     Total risk adjusted assets                                                  785,202             745,696             710,548
     Total risk adjusted ratio                                                     23.60               24.33               23.36